UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K Amendment No.1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2008

Nugget Resources Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-132648	71-1049972
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1914 Cordova Road, Suite 116, Fort Lauderdale, FL		33316
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(954) 828-9143

N/A
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act

    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act

    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

    Act (17 CFR240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.01 – Changes in Control of Registrant

On July 29, 2008, our president, Matthew Markin, purchased a total of 5,000,000 shares of our restricted common stock from Peter Sorel, one of our directors.  The number of shares that Mr. Markin purchased represents approximately 41.67% of our issued and outstanding common stock.  Mr. Markin paid $12,500 to Mr. Sorel in connection with the share purchase.  This amount was paid from Mr. Markin’s personal funds.  There are no arrangements or understandings among Mr. Markin and Mr. Sorel and their associates with respect to the election of directors or other matters.

In accordance with the requirements of Form 8-K, we provide the following information that would be required if we were filing a general form for registration of securities on Form 10:

DESCRIPTION OF BUSINESS

We commenced operations as an exploration stage company. During the fiscal year ended September 30, 2007, we held an interest in one mineral claim known as the Raven property located approximately 17 kilometers northeast of Princeton, in south central British Columbia.  However, we were unable to keep the mineral claim in good standing due to lack of funding and our interest in it lapsed.

We are reviewing other potential acquisitions in the resource and non-resource sectors.  While we are in the process of completing due diligence reviews of several opportunities, there is no guarantee that we will be able to reach any agreement to acquire such assets.

Employees

We have no employees as of the date of this current report other than our two directors.

Research and Development Expenditures

We have not incurred any other research or development expenditures since our incorporation.

Subsidiaries

We do not have any subsidiaries.

Patents and Trademarks

We do not own, either legally or beneficially, any patents or trademarks.

Risk Factors

An investment in our common stock involves a high degree of risk.  You should carefully consider the risks described below and the other information in this current report before investing in our common stock. If any of the following risks occur, our business, operating results and financial condition could be seriously harmed. The trading price of our common stock could decline due to any of these risks, and you may lose all or part of your investment.

IF WE DO NOT OBTAIN ADDITIONAL FINANCING, OUR BUSINESS WILL FAIL.

Our current operating funds are less than necessary to complete any acquisition of a business interest and fund its future development.  As of March 31, 2008, we had $509 in cash on hand.  We currently do not have any operations and we have no income.  We will require additional funds to review, acquire and develop business assets.  We do not currently have any arrangements for financing and we can provide no assurance to investors that we will be able to find such financing if required.

BECAUSE WE DO NOT HAVE ANY BUSINESS OPERATIONS, WE FACE A HIGH RISK OF BUSINESS FAILURE.

We were incorporated on March 10, 2005 and have been involved in the acquisition and exploration of mineral exploration properties.  We were unsuccessful in this initial business plan and are now seeking to acquire an interest in alternative assets.  We may not be able to identify and acquire any interest in suitable business assets.

There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we can provide investors with no assurance that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will fail.

BECAUSE OUR CONTINUATION AS A GOING CONCERN IS IN DOUBT, WE WILL BE FORCED TO CEASE BUSINESS OPERATIONS UNLESS WE CAN GENERATE PROFITABLE OPERATIONS IN THE FUTURE.

We have incurred losses since our inception resulting in an accumulated deficit of $94,790 at March 31, 2008.  Further losses are anticipated in the acquisition and development of a business.  As a result, there is substantial doubt about our ability to continue as a going concern. Our ability to continue as a going concern is dependent upon our ability to generate profitable operations in the future and/or to obtain the necessary financing to meet our obligations and repay our liabilities arising from normal business operations when they come due.  If we cannot raise financing to meet our obligations, we will be insolvent and will cease business operations.

BECAUSE OUR DIRECTORS HAVE OTHER BUSINESS INTERESTS, THEY MAY NOT BE ABLE OR WILLING TO DEVOTE A SUFFICIENT AMOUNT OF TIME TO OUR BUSINESS OPERATIONS, CAUSING OUR BUSINESS TO FAIL.

Our president, secretary and director, Mr. Markin, and our director, Mr. Sorel, intend to respectively devote 25% and 10% of their business time to our affairs.  It is possible that the demands on Mr. Markin and Mr. Sorel from their other obligations could increase with the result that they would no longer be able to devote sufficient time to the management of our business.  In addition, Mr. Markin and Mr. Sorel may not possess sufficient time for our business if the demands of managing our business increased substantially beyond current levels.

BECAUSE OUR PRESIDENT HAS OTHER BUSINESS INTERESTS, HE MAY NOT BE ABLE OR WILLING TO DEVOTE A SUFFICIENT AMOUNT OF TIME TO OUR BUSINESS OPERATIONS, WHICH COULD CAUSE OUR BUSINESS TO FAIL.

Our president, Mr. Matthew Marking spends approximately 25% his business time providing his services to us.  It is possible that the demands on Mr. Markin from his other obligations could increase with the result that he would no longer be able to devote sufficient time to the management of our business.

OUR COMMON SHARES ARE CONSIDERED PENNY STOCK, WHICH LIMITS AN INVESTOR’S ABILITY TO SELL THE STOCK.

Our shares of common stock constitute penny stock under the Securities and Exchange Act.  The shares will remain penny stock for the foreseeable future. The classification of penny stock makes it more difficult for a broker-dealer to sell the stock into a secondary market, which makes it more difficult for a purchaser to liquidate his or her investment.  Any broker-dealer engaged by the purchaser for the purpose of selling his or her shares in our company will be subject to rules 15g-1 through 15g-10 of the Securities and Exchange Act.  Rather than creating a need to comply with those rules, some broker-dealers will refuse to attempt to sell penny stock.

Forward-Looking Statements

This current report contains forward-looking statements that involve risks and uncertainties.  We use words such as anticipate, believe, plan, expect, future, intend and similar expressions to identify such forward-looking statements.  You should not place too much reliance on these forward-looking statements.  Our actual results are most likely to differ materially from those anticipated in these forward-looking statements for many reasons, including the risks faced by us described in the “Risk Factors” section and elsewhere in this current report.

FINANCIAL INFORMATION

Interim Period Ended March 31, 2008

We did not earn any revenues during the six-month periods ended March 31, 2008. We incurred total operating expenses of $18,839 during the six months ended March 31, 2008 compared to $12,606 during the six months ended March 31, 2007, an increase of $6,233. General and administration expenses were $11,639 for the six months ended March 31, 2008 compared to $5,406 for the six months ended March 31, 2007, an increase of $6,233. Other operating expenses for the six months ended March 31, 2008 are $6,000 (2007: $6,000) being the recorded value of donated management fees, and $1,200 (2007: $1,200) in donated rent.

Fiscal Year Ended September 30, 2007

We did not earn any revenues for the year ended September 30, 2007. We incurred operating expenses in the amount of $29,220 for the fiscal year consisting of general and administrative expenses.  At September 30, 2007, we had no assets and had total liabilities recorded at $23,151.  These consisted of a $1,201 bank overdraft, account payable and accrued liabilities of $11,950 and $10,000 due to a related party.

Fiscal Year Ended September 30, 2006

We did not earn any revenues during the year ended September 30, 2006.  We incurred operating expenses in the amount of $39,676 for the fiscal year ended

September 30, 2006.  These operating expenses were comprised of $17,498 in legal and accounting fees, $12,000 in management fees, $5,000 in mineral property expenditures $1,146 in filing fees, $114 in bank charges and interest, $331 in license and permit fees, $62 in office and miscellaneous fees, $2,400 in rent and $1,125 in transfer agent fees.

We have not attained profitable operations and are dependent upon obtaining financing to pursue exploration activities.  For these reasons our auditors believe that there is substantial doubt that we will be able to continue as a going concern.

DESCRIPTION OF PROPERTY

We do not own or lease any property.

SECURITY  OWNERSHIP  OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership of our shares of common stock at August 1, 2008 by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each of our directors, (iii) our executive officers, and (iv) by all of our directors and executive officers as a group.  Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	BENEFICIAL OWNERSHIP	PERCENT OF CLASS

Common Stock	Matthew Markin 1914 Cordova Road, Suite 116 Fort Lauderdale, FL 33316	6,500,000	54.17%

Common Stock	Peter Sorel President, Chief Executive Officer, Secretary, Treasurer and Director 778 Fort Street, Victoria, BC, Canada	Nil	0%

Common Stock	All officers and directors as a Group that consists of two people	6,500,000	54.17%

The percent of class is based on 12,000,000 shares of common stock issued and outstanding as of the date of this current report.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Our executive officers and directors and their respective ages as of the date of this current report are as follows:

Directors:

Name of Director	Age

Matthew Markin	43

Peter Sorel	55

Executive Officer:

Name of Officer	Age	Office
Matthew Markin	43	President, Chief Executive Officer, Secretary and Treasurer

Set forth below is a brief description of the background and business experience of our executive officer and director for the past five years:

Mr. Matthew Markin has acted as our president, chief executive officer, secretary and treasurer since May 13, 2008.  He holds graduate degrees in science from Capilano College and the University of British Columbia. Since 1999, Mr. Markin has served as president of The Markin Group of Companies in Los Angeles, California, consultants to large and small businesses in the areas of strategic planning, business development, capital formation, mergers and acquisitions and related matters.

Mr. Markin currently devotes about 10% of his business time per week to our affairs.

Mr. Peter Sorel has acted as one of our directors since July 6, 2005.  He also acted as our President and Chief Executive Officer from July 6, 2005 to May 13, 2008.  Since January, 2001 he has been employed as the store manager of Nugget Jewelers Inc., a retail jeweler store located in Victoria, British Columbia.

Mr. Sorel currently devotes about 10% of his business time per week to our affairs.

All directors are elected annually by our shareholders and hold office until the next Annual General Meeting. Each officer holds office at the pleasure of the board of directors.  No director or officer has any family relationship with any other director or officer.

EXECUTIVE COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to our executive officers by any person for all services rendered in all capacities to us for the fiscal years ended September 30, 2007 and 2006, as well as for the interim period ended March 31, 2008.

Annual Compensation

Name	Title	Year	Salary	Bonus	Other Comp	Restricted Stock Awarded	Options/SARs (#)	LTIP payouts ($)	Other Comp

Matthew Markin	Pres.	2008	$0	0	0	0	0	0	0
	CEO	2007	$0	0	0	0	0	0	0
	& Dir	2006	$0	0	0	0	0	0	0

Peter Sorel	Former	2008	$0	0	0	0	0	0	0
	Pres.	2007	$0	0	0	0	0	0	0
	& CEO	2006	$0	0	0	0	0	0	0

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of our directors or officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to all of our outstanding shares, nor any promoter, nor any relative or spouse of any of the foregoing persons has any material interest, direct or indirect, in any transaction since our incorporation or in any presently proposed transaction which, in either case, has or will materially affect us.

LEGAL PROCEEDINGS

There are no legal proceedings pending or threatened against us.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

Our shares of common stock are quoted for trading on the OTC Bulletin Board under the symbol NUGR.  However, no trades of our shares of common stock have occurred through the facilities of the OTC Bulletin Board to the date of this current report.

We had 30 shareholders of record as at the date of this current report.

Dividends

There are no restrictions in our articles of incorporation or bylaws that prevent us from declaring dividends.  The Nevada Revised Statutes, however, do prohibit us from declaring dividends where, after giving effect to the distribution of the dividend:

1.

we would not be able to pay our debts as they become due in the usual course of business; or

2.

our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.

We have not declared any dividends, and we do not plan to declare any dividends in the foreseeable future.

RECENT SALES OF UNREGISTERED SECURITIES

We have sold the following securities within the past three years which were not registered under the Securities Act:

We completed an offering of 1,500,000 shares of our common stock at a price of $0.001 per share on June 19, 2008 to Matthew Markin, our president. The total amount received from this offering was $1,500.

These shares were issued pursuant to Section 4(2) of the Securities Act of 1933. An appropriate legend was affixed to the stock certificates representing these shares.  We were able to rely upon this exemption since this issuance does not constitute a public offering of our shares.

In connection with this issuance, Mr. Markin was provided with access to all material aspects of the company, including the business, management, offering details, risk factors and financial statements.  He also represented to us that he was acquiring the shares as principal for his own account with investment intent.  He also represented that he was sophisticated, having prior investment experience and having adequate and reasonable opportunity and access to any corporate information necessary to make an informed decision. This issuance of securities was not accompanied by general advertisement or general solicitation.

Indemnification Of Directors And Officers

Our officers and directors are indemnified as provided by the Nevada Revised Statutes and our bylaws.

Under the NRS, director immunity from liability to a company or its shareholders for monetary liabilities applies automatically unless it is specifically limited by a company's articles of incorporation that is not the case with our articles of incorporation. Excepted from that immunity are:

(1)

a willful failure to deal fairly with the company or its shareholders in connection with a matter in which the director has a material conflict of interest;

(2)

a violation of criminal law (unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe that his or her conduct was unlawful);

(3)

a transaction from which the director derived an improper personal profit; and

(4)

willful misconduct.

Our bylaws provide that we will indemnify our directors and officers to the fullest extent not prohibited by Nevada law; provided, however, that we may modify the extent of such indemnification by individual contracts with our directors and officers; and, provided, further, that we shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless:

(1)

such indemnification is expressly required to be made by law;

(2)

the proceeding was authorized by our Board of Directors;

(3)

such indemnification is provided by us, in our sole discretion, pursuant to the powers vested us under Nevada law; or

(4)

such indemnification is required to be made pursuant to the bylaws.

Our bylaws provide that we will advance all expenses incurred to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director or officer, or is or was serving at our request as a director or executive officer of another company, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request.  This advanced of expenses is to be made upon receipt of an undertaking by or on behalf of such person to repay said amounts should it be ultimately determined that the person was not entitled to be indemnified under our bylaws or otherwise.

Our bylaws also provide that no advance shall be made by us to any officer in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made: (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding; or (b) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision- making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to our best interests.

We have been advised that in the opinion of the Securities and Exchange Commission indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities is asserted by one of our directors, officers, or controlling persons in connection with the securities being registered, we will, unless in the opinion of our legal counsel the matter has been settled by controlling precedent, submit the question of whether such indemnification is against public policy to a court of appropriate jurisdiction.  We will then be governed by the court's decision.

FINANCIAL STATEMENTS

Index to Financial Statements:

1. Report of Independent Registered Public Accounting Firm;

2. Audited financial statements for the period ending September 30, 2007, including:

  a. Balance Sheets;

  b. Statements of Operations;

  c. Statements of Cash Flows;

  d. Statements of Stockholders’ Equity; and

  e. Notes to the Financial Statements

3. Unaudited financial statements for the period ending March 31, 2008, including:

  a. Balance Sheets;

  b. Statements of Operations;

  c. Statements of Cash Flows;

  d. Statements of Stockholders’ Equity; and

  e. Notes to the Financial Statements

Nugget Resources Inc.
(An Exploration Stage Company)

Financial Statements
(Expressed in U.S. Dollars)
30 September 2007

The accompanying notes are an integral part of these financial statements.

Report of Independent registered Public Accounting Firm

To the Board of Directors and Stockholders
Nugget Resources, Inc.
British Columbia, Canada

We have audited the accompanying balance sheet of Nugget Resources, Inc. (An Exploration Stage Company) as of September 30, 2007 and the related statements of operations, stockholders’ deficit and cash flows for the year then ended, and from inception (March 10, 2005) to September 30, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nugget Resources, Inc. (An Exploration Stage Company) as of September 30, 2007 and the related statements of operations, stockholders’ deficit and cash flows for the year then ended, and from inception (March 10, 2005) to September 30, 2007 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in the financial statements, the Company has suffered losses from operations; current liabilities exceed current assets, and the Company has an accumulated deficit of $75,951, all of which raise substantial doubt about its ability to continue as a going concern. Management’s plan in regards to these matters is also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ De Joya Griffith & Company, LLC
Henderson, Nevada

December 6, 2007

JAMES STAFFORD

James Stafford, Inc.*
Chartered Accountants
Suite 350 – 1111 Melville Street
Vancouver, British Columbia
Canada V6E 3V6
Telephone +1 604 669 0711
Facsimile +1 604 669 0754
* Incorporated professional, James Stafford, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Nugget Resources Inc.
(A Development Stage Company)

We have audited the balance sheets of Nugget Resources Inc. as at 30 September 2006 and 2005, and the related statements of operations, cash flows and changes in stockholders’ equity for the year ended 30 September 2006, from the period of inception on 10 March 2005 to 30 September 2005 and for the period from the date of inception on 10 March 2005 to 30 September 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of 30 September 2006 and 2005 and the results of its operations, cash flows and changes in stockholders’ equity for the year ended 30 September 2006, from the period of inception on 10 March 2005 to 30 September 2005 and for the period from the date of inception on 10 March 2005 to 30 September 2006 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note Error! Bookmark not defined. to the financial statements, conditions exist which raise substantial doubt about the Company’s ability to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. Management’s plans in regard to these matters are also described in Note Error! Bookmark not defined.. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s “James Stafford”
Vancouver, Canada	Chartered Accountants

6 December 2006

Nugget Resources Inc.
(An Exploration Stage Company)
Balance Sheets
(Expressed in U.S. Dollars)

	As at 30	As at 30
	September	September
	2007	2006
	(Audited)	(Audited)

Assets

Current Assets
Cash and cash equivalents	$-	$2,243

Total Current Assets	-	2,243

TOTAL ASSETS	$-	$2,243

Liabilities and Stockholders’ Deficit

Current Liabilities
Bank overdraft	$1,201	$-
Accounts payable and accrued liabilities (Note 4)	11,950	10,574
Due to related party (Note 6)	10,000	-

Total Current Liabilities	23,151	10,574

TOTAL LIABILITIES	23,151	10,574

Stockholders’ deficit
Common stock (Note 5): $0.001 par value; authorized 75,000,000
shares; issued and outstanding: 10,500,000	10,500	10,500
Additional paid-in capital	42,300	27,900
Deficit accumulated during the exploration stage	(75,951)	(46,731)

Total Stockholders’ Deficit	(23,151)	(8,331)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$-	$2,243

The accompanying notes are an integral part of these financial statements.

Nugget Resources Inc.
(An Exploration Stage Company)
Statements of Operations
(Expressed in U.S. Dollars)

	For the year	For the year	From inception on
	ended	ended	10 March 2005 to
	30 September	30 September	30 September
	2007	2006	2007

Revenues	$-	$-	$-

Expenses
Mineral property expenditures (Note 3)	-	5,000	9,000
General and administrative	14,820	20,276	38,151
Management fees – related party (Note 6)	12,000	12,000	24,000
Rent expense – related party (Note 6)	2,400	2,400	4,800

Net loss	$(29,220)	$(39,676)	$(75,951)

Basic loss per common share	$(0.003)	$(0.004)

Weighted average number of common
shares	10,500,000	10,500,000

The accompanying notes are an integral part of these financial statements.

Nugget Resources Inc.
(An Exploration Stage Company)
Statement of Stockholders’ Deficit
(Expressed in U.S. Dollars)

				Deficit,
				accumulated
	Number of		Additional	during the
	common		paid-in	Exploration	Stockholders’
	shares issued	Capital stock	capital	stage	deficit

Balance at 10 March 2005
(inception)
Common shares issued for cash
($0.001 per share) - 18 March
2005	5,000,000	$5,000	$-	$-	$5,000
Common shares issued for cash
($0.001 per share) - 5 April 2005	4,000,000	4,000	-	-	4,000
Common shares issued for cash
($0.01 per share) - 13 April 2005	675,000	675	6,075	-	6,750
Common shares issued for cash
($0.01 per share) - 21 April 2005	825,000	825	7,425	-	8,250
Net loss for the period	-	-	-	(7,055)	(7,055)

Balance at 30 September 2005	10,500,000	10,500	13,500	(7,055)	16,945
Contributions to capital by
related parties – expenses
(Notes 5 and 6)	-	-	14,400	-	14,400
Net loss for the year	-	-	-	(39,676)	(39,676)

Balance at 30 September 2006	10,500,000	10,500	27,900	(46,731)	(8,331)
Contributions to capital by
related parties – expenses
(Notes 5 and 6)	-	-	14,400	-	14,400
Net loss for the period	-	-	-	(29,220)	(29,220)
Balance at 30 September 2007	10,500,000	$10,500	$42,300	$(75,951)	$(23,151)

The accompanying notes are an integral part of these financial statements.

Nugget Resources Inc.
(An Exploration Stage Company)
Statements of Cash Flows
(Expressed in U.S. Dollars)

			From
	For the year	For the year	inception on 10
	ended	ended	March 2005 to
	30 September	30 September	30 September
	2007	2006	2007

Cash flows from operating activities
Net loss	$(29,220)	$(39,676)	$(75,951)
Adjustments to reconcile net loss to net cash used by
operating activities
Contributions to capital by related parties – expenses
(Notes 5 and 6)	14,400	14,400	28,800
Changes in operating assets and liabilities
Increase in accounts payable and accrued liabilities
	1,376	7,574	11,950

Net cash used in operating activities	(13,444)	(17,702)	(35,201)

Cash flows from financing activities
Bank overdraft	1,201	-	1,201
Due to related party	10,000	-	10,000
Common shares issued for cash	-	-	24,000

Net cash provided by financing activities	11,201	-	35,201

Increase (decrease) in cash and cash equivalents	(2,243)	(17,702)	-

Cash and cash equivalents, beginning of period	2,243	19,945	-

Cash and cash equivalents, end of period	$-	$2,243	$-

Supplemental schedule of non-cash financing activities:

Cash paid during the year for interest	$-	$-	$-
Cash paid during the year for income taxes	$-	$-	$-

1.	Nature of Operations

Nugget Resources Inc. (the “Company”) was incorporated under the laws of the State of Nevada on 10 March 2005. The Company has acquired a mineral property located in the Province of British Columbia, Canada and has not yet determined whether this property contains reserves that are economically recoverable. The recoverability of property expenditures will be dependent upon the discovery of economically recoverable reserves, confirmation of the Company’s interest in the underlying property, the ability of the Company to obtain necessary financing to satisfy the expenditure requirements under the property agreement and upon future profitable production or proceeds for the sale thereof.

The Company is an exploration stage enterprise, as defined in Statements of Financial Accounting Standards (“SFAS”) No. 7. The Company is devoting all of its present efforts to securing and establishing a new business and its planned principal operations have not commenced. Accordingly, no revenue has been derived during the organization period.

The Company’s financial statements as at 30 September 2007 have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company has a loss for the years ended 30 September 2007 and 2006 of $29,220 and $39,676, respectively and has a working capital deficiency of $23,151 and $8,331, respectively.

Management cannot provide assurance that the Company will ultimately achieve profitable operations or become cash flow positive, or raise additional debt and/or equity capital. Management believes that the Company’s capital resources should be adequate to continue operating and maintaining its business strategy during the fiscal year ending 30 September 2008. However, if the Company is unable to raise additional capital in the near future, due to the Company’s liquidity problems, management expects that the Company will need to curtail operations, liquidate assets, seek additional capital on less favourable terms and/or pursue other remedial measures. These financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

At 30 September 2007, the Company was not engaged in a business and had suffered losses from exploration stage activities to date. Although management is currently attempting to implement its business plan, and is seeking additional sources of equity or debt financing, there is no assurance these activities will be successful. Accordingly, the Company must rely on its president to perform essential functions without compensation until a business operation can be commenced. These factors raise substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies used in the preparation of these financial statements.

Basis of presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America applicable to exploration stage enterprises, and are expressed in U.S. dollars. The Company’s fiscal year end is 30 September.

Cash and cash equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less.

Mineral property costs

The Company has been in the exploration stage since its formation 10 March 2005 and has not yet realized any revenues from its planned operations. It is primarily engaged in the acquisition and exploration of mining properties. Mineral property acquisition and exploration costs are charged to operations as incurred. When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, the costs incurred to develop such property, are capitalized. Such costs will be depleted using the units-of-production method over the estimated life of the probable reserve.

Although the Company has taken steps to verify title to mineral properties in which it has an interest, according to the usual industry standards for the stage of exploration of such properties, these procedures do not guarantee the Company’s title. Such properties may be subject to prior agreements or transfers and title may be affected by undetected defects.

Financial instruments

The carrying value of cash, accounts payable and accrued liabilities, and due to related parties approximates their fair value because of the short maturity of these instruments. The Company’s operations are in Canada and virtually all of its assets and liabilities are giving rise to significant exposure to market risks from changes in foreign currency rates. The Company’s financial risk is the risk that arises from fluctuations in foreign exchange rates and the degree of volatility of these rates. Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk.

Derivative financial instruments

The Company has not, to the date of these financial statements, entered into derivative instruments to offset the impact of foreign currency fluctuations.

Environmental expenditures

The operations of the Company have been, and may in the future, be affected from time to time, in varying degrees, by changes in environmental regulations, including those for future reclamation and site restoration costs. Both the likelihood of new regulations and their overall effect upon the Company vary greatly and are not predictable. The Company’s policy is to meet or, if possible, surpass standards set by relevant legislation, by application of technically proven and economically feasible measures.

Environmental expenditures that relate to ongoing environmental and reclamation programs are charged against earnings as incurred or capitalized and amortized depending on their future economic benefits. Estimated future reclamation and site restoration costs, when the ultimate liability is reasonably determinable, are charged against earnings over the estimated remaining life of the related business operation, net of expected recoveries.

Income taxes

Deferred income taxes are reported for timing differences between items of income or expense reported in the financial statements and those reported for income tax purposes in accordance with SFAS No. 109, Accounting for Income Taxes, which requires the use of the asset/liability method of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and for tax loss and credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company provides for deferred taxes for the estimated future tax effects attributable to temporary differences and carry-forwards when realization is more likely than not.

Basic and diluted net loss per share

The Company computes net loss per share in accordance with SFAS No. 128, Earnings per Share. SFAS No. 128 requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing net loss available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all potentially dilutive common shares outstanding during the period. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all potentially dilutive shares if their effect is anti-dilutive.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenditures during the reporting period. Actual results could differ from these estimates.

Concentrations of credit risk

The Company’s financial instruments that are exposed to concentrations of credit risk primarily consist of its cash. The Company places its cash and cash equivalents with financial institutions of high credit worthiness. At times, its cash and cash equivalents with a particular financial institution may exceed any applicable government insurance limits. The Company’s management also routinely assesses the financial strength and credit worthiness of any parties to which it extends funds and as such, it believes that any associated credit risk exposures are limited.

Risks and uncertainties

The Company operates in the resource exploration industry that is subject to significant risks and uncertainties, including financial, operational, technological, and other risks associated with operating a resource exploration business, including the potential risk of business failure.

Recent accounting pronouncements

In February 2006, the Financial Accounting Standards Board ("FASB") issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments--an Amendment of

FASB Statements No. 133 and 140" ("SFAS No. 155"). SFAS No. 155 allows financial instruments that contain an embedded derivative and that otherwise would require bifurcation to be accounted for as a whole on a fair value basis, at the holders' election. SFAS No. 155 also clarifies and amends certain other provisions of SFAS No. 133 and SFAS No. 140. This statement is effective for all financial instruments acquired or issued in fiscal years beginning after September 15, 2006. We do not expect that the adoption of SFAS No. 155 will have a material impact on our financial condition or results of operations.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of

Financial Assets-an Amendment of FASB Statement No. 140" ("SFAS No. 156"). SFAS No. 156 provides guidance on the accounting for servicing assets and liabilities when an entity undertakes an obligation to service a financial asset by entering into a servicing contract. This statement is effective for all transactions in fiscal years beginning after September 15, 2006. We do not expect that the adoption of SFAS No. 156 will have a material impact on our financial condition or results of operations.

In July 2006, the FASB issued FIN 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 clarifies the recognition threshold and measurement of a tax position taken on a tax return. FIN 48 is effective for fiscal years beginning after December 15, 2006.

FIN 48 also requires expanded disclosure with respect to the uncertainty in income taxes. We are currently evaluating the requirements of FIN 48 and the impact this interpretation may have on our financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standard No. 157 Fair Value Measurements. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements. This Statement does not require any new fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. We do not expect the adoption of SFAS 157 to have a material impact on the Company’s financial position, results of operations or cash flows.

In February 2007, the FASB issued Statement No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115" (FAS 159). FAS 159 permits companies to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value and establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities. The provisions of FAS 159 become effective as of the beginning of our 2009 fiscal year. We are currently evaluating the impact that FAS 159 will have on our financial statements. We do not expect the adoption of SFAS 159 to have material impact on the Company’s financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS 160, Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51 which applies to all entities that prepare consolidated financial statements, except not-for-profit organizations, but will affect only those entities that have an outstanding noncontrolling interest in one or more subsidiaries or that deconsolidate a subsidiary. The statement is effective for annual periods beginning after December 15, 2008.

3.	Mineral Property

Pursuant to a mineral property purchase agreement dated 17 August 2005, the Company acquired a 100% undivided right, title and interest in a 524.728 hectare mineral claim, located in the Similkameen Mining Division of British Columbia, Canada for a cash payment of $4,000 (paid). During the year ended 30 September 2006, the Company paid $5,000 for exploration work on the property. The Company was unable to keep the mineral claim in good standing due to lack of funding and has lost its interest in the mineral claim..

4.	Accounts Payable and Accrued Liabilities

Accounts payable and accrued liabilities are non-interest bearing, unsecured and have settlement dates within one year.

5.	Capital Stock

Authorized

The total authorized capital is 75,000,000 common shares with a par value of $0.001 per common share.

Issued and outstanding

The total issued and outstanding capital stock is 10,500,000 common shares with a par value of $0.001 per common share.

i.	On 18 March 2005, 5,000,000 common shares of the Company were issued for cash proceeds of $5,000.

ii.	On 5 April 2005, 4,000,000 common shares of the Company were issued for cash proceeds of $4,000.

iii.	On 13 April 2005, 675,000 common shares of the Company were issued for cash proceeds of $6,750.

iv.	On 21 April 2005, 825,000 common shares of the Company were issued for cash proceeds of $8,250.

At 30 September 2007, there were no outstanding stock options or warrants.

During the period ended 30 September 2007, officers and/or directors of the Company made contributions to capital by the payment of Company expenses (Note 6).

6.	Related Party Transactions

During the periods ended 30 September 2007 and 2006, officers and/or directors of the Company made contributions to capital for management fees and rent of $12,000 and $2,400 for both years, respectively (Note 5).

During the period ended 30 September 2007, a director of the Company advanced $10,000 to the Company. The amount is unsecured, non interest bearing and is due on demand.

7.	Income Taxes

At September 30, 2007 and 2006, the Company had a federal operating loss carryforward of approximately $47,200 and $32,300, respectively, which begins to expire in 2025.

The provision for income taxes consisted of the following components for the years ended September 30,:

	2007	2006
Current:
Federal	$--	$--
Foreign	--	--
Deferred:	--	--

	$--	$--

Components of net deferred tax assets, including a valuation allowance, are as follows at September 30,:

	2007	2006
Deferred tax assets:
Net operating loss carryforward	$16,031	$10,992
Total deferred tax assets	16,031	10,992
Less: Valuation Allowance	(16,031)	(10,992)
Net Deferred Tax Assets	$--	$--

The valuation allowance for deferred tax assets as of September 30, 2007 and 2006 was $16,031 and $10,992, respectively. In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible. Management considers the scheduled reversals of future deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. As a result, management determined it was more likely than not the deferred tax assets would not be realized as of September 30, 2007 and 2006, and recorded a full valuation allowance.

Reconciliation between the statutory rate and the effective tax rate is as follows for the years ended September 30,:

	2007	2006

Federal statutory tax rate	(34.0)%	(34.0)%
Foreign	(4.5)%	(4.5)%
Change in valuation
allowance	38.5%	38.5%

Effective tax rate	0.0%	0.0%

8.	Subsequent Event

Subsequent to the year ended 30 September 2007, a director of the Company advanced $6,000 to the Company. This amount is unsecured, non interest bearing and has no specific terms of repayment.

Nugget Resources Inc.
(An Exploration Stage Company)

Financial Statements
(Expressed in U.S. Dollars)
(Unaudited)
31 March 2008

Nugget Resources Inc.
(An Exploration Stage Company)
Balance Sheets
(Expressed in U.S. Dollars)

	As at 31	As at 30
	March	September
	2008	2007
	(Unaudited)	(Audited)

Assets

Current Assets
Cash and cash equivalents	$509	$-

Total Current Assets	509	-

TOTAL ASSETS	$509	$-

Liabilities and Stockholders’ Deficit

Current Liabilities
Bank overdraft	$-	$1,201
Accounts payable and accrued liabilities (Note 4)	10,299	11,950
Due to related party (Note 6)	25,000	10,000

Total Current Liabilities	35,299	23,151

TOTAL LIABILITIES	35,299	23,151

Stockholders’ deficit
Common stock (Note 5): $0.001 par value; authorized 75,000,000 shares; issued and outstanding as of March 31, 2008 and September
30, 2007: 10,500,000	10,500	10,500
Additional paid-in capital	49,500	42,300
Deficit accumulated during the exploration stage	(94,790)	(75,951)

Total Stockholders’ Deficit	(34,790)	(23,151)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$509	$-

Nugget Resources Inc.
(An Exploration Stage Company)
Statements of Operations
(Expressed in U.S. Dollars)

					From
		For the three			inception (10
	For the three	months ended	For the six	For the six	March 2005)
	months ended	31 March	months ended	months ended	to 31 March
	31 March 2008	2007	31 March 2008	31 March 2007	2008
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Revenues	$-	$-	$-	$-	$-

Expenses
Mineral property expenditures (Note 3)	-	-	-	-	9,000
General and administrative	5,573	3,053	11,639	5,406	49,790
Management fees – related party (Note 6)	3,000	3,000	6,000	6,000	30,000
Rent expense – related party (Note 6)	600	600	1,200	1,200	6,000

Net loss	$(9,173)	$(6,653)	$(18,839)	$(12,606)	$(94,790)

Basic earnings per common share	$(0.00)	$(0.00)	$(0.00)	$(0.00)

Weighted average number of common
shares basic	10,500,000	10,500,000	10,500,000	10,500,000

Nugget Resources Inc.
(An Exploration Stage Company)
Statement of Stockholders’ Equity (Deficit)
(Expressed in U.S. Dollars)
From Inception (10, March 2005) to 31, March 2008

				Deficit,
				accumulated
	Number of		Additional	during the	Total
	common	Common	paid-in	exploration	stockholders’
	shares issued	stock	capital	stage	deficit

Balance at 10 March 2005
(inception)
Common shares issued for cash
($0.001 per share) - 18 March
2005	5,000,000	$5,000	$-	$-	$5,000
Common shares issued for cash
($0.001 per share) - 5 April 2005	4,000,000	4,000	-	-	4,000
Common shares issued for cash
($0.01 per share) - 13 April 2005	675,000	675	6,075	-	6,750
Common shares issued for cash
($0.01 per share) - 21 April 2005	825,000	825	7,425	-	8,250
Net loss	-	-	-	(7,055)	(7,055)

Balance at 30 September 2005	10,500,000	10,500	13,500	(7,055)	16,945
Contributions to capital by
related parties – expenses
(Notes 5 and 6)	-	-	14,400	-	14,400
Net loss	-	-	-	(39,676)	(39,676)

Balance at 30 September 2006	10,500,000	10,500	27,900	(46,731)	(8,331)
Contributions to capital by
related parties – expenses
(Notes 5 and 6)	-	-	14,400	-	14,400
Net loss	-	-	-	(29,220)	(29,220)

Balance at 30 September 2007	10,500,000	$10,500	$42,300	$(75,951)	$(23,151)
Contributions to capital by
related parties – expenses
(Notes 5 and 6)	-	-	7,200	-	7,200
Net loss	-	-	-	(18,839)	(18,839)
Balance at 31 March 2008
(Unaudited)	10,500,000	$10,500	$49,500	$(94,790)	$(34,790)

Nugget Resources Inc.
(An Exploration Stage Company)
Statements of Cash Flows
(Expressed in U.S. Dollars)

			From
	For the six	For the six	inception
	months	months	(10 March
	ended 31	ended 31	2005) to 31
	March 2008	March 2007	March 2008
	(Unaudited)	(Unaudited)	(Unaudited)

Cash flows from operating activities
Net loss	$(18,839)	$(12,606)	$(94,790)
Adjustments to reconcile net loss to net cash used
by operating activities
Contributions to capital by related parties –
expenses (Notes 5 and 6)	7,200	7,200	36,000
Changes in operating assets and liabilities
(Decrease) increase in accounts payable and
accrued liabilities	(1,651)	(596)	10,299

Net cash used in operating activities	(13,290)	(6,002)	(48,491)

Cash flows from financing activities
Bank Overdraft	(1,201)	-	-
Due to related party	15,000	5,000	25,000
Common shares issued for cash	-	-	24,000

Net cash provided by financing activities	13,799	5,000	49,000

Increase (decrease) in cash and cash equivalents	509	(1,002)	509

Cash and cash equivalents, beginning of period	-	2,243	-

Cash and cash equivalents, end of period	$509	$1,241	$509

Supplemental schedule of non-cash financing
activities:

Cash paid during the year for interest	$-	$-	$-
Cash paid during the year for income taxes	$-	$-	$-

Nugget Resources Inc.
(An Exploration Stage Company)
Notes to Interim Financial Statements
(Expressed in U.S. Dollars)
31 March 2008
(Unaudited)

1.	Basis of Presentation and Nature of Operations

The accompanying Financial Statements of Nugget Resources, Inc. (the “Company”) should be read in conjunction with the Company’s Annual Report on Form 10-KSB for the year ended September 30, 2007. Significant accounting policies disclosed therein have not changed.

The accompanying Financial Statements and the related footnote information are unaudited. In the opinion of management, they include all normal recurring adjustments necessary for a fair presentation of the balance sheet of the Company as at March 31, 2008, and the results of its operations and cash flows for the three months ended March 31, 2008. Results of operations reported for interim periods are not necessarily indicative of results for the entire year.

Nugget Resources Inc. (the “Company”) was incorporated under the laws of the State of Nevada on 10 March 2005. The Company is currently investigating prospective acquisitions. The Company is an exploration stage enterprise, as defined in Statements of Financial Accounting Standards (“SFAS”) No. 7. The Company is devoting all of its present efforts to securing and establishing a new business and its planned principal operations have not commenced. Accordingly, no revenue has been derived during the organization period.

The Company’s financial statements as at 31 March 2008 have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company has a net loss for the six months ended March 31, 2008 and 2007 of $18,839 and $12,606, respectively, and has a working capital deficiency of $34,790 and $23,151 as at 31 March 2008 and 30 September 2007, respectively.

Management cannot provide assurance that the Company will ultimately achieve profitable operations or become cash flow positive, or raise additional debt and/or equity capital. Management believes that the Company’s capital resources should be adequate to continue operating and maintaining its business strategy during the fiscal year ending 30 September 2008. However, if the Company is unable to raise additional capital in the near future, due to the Company’s liquidity problems, management expects that the Company will need to curtail operations, liquidate assets, seek additional capital on less favourable terms and/or pursue other remedial measures. These financial statements do not include any adjustments related to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

At 31 March 2008, the Company was not engaged in a business and had suffered losses from exploration stage activities to date. Although management is currently attempting to implement its business plan, and is seeking additional sources of equity or debt financing, there is no assurance these activities will be successful. Accordingly, the Company must rely on its president to perform essential functions without compensation until a business operation can be commenced. These factors raise substantial doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Nugget Resources Inc.
(An Exploration Stage Company)
Notes to Interim Financial Statements
(Expressed in U.S. Dollars)
31 March 2008
(Unaudited)

2.	Significant Accounting Policies

The following is a summary of significant accounting policies used in the preparation of these financial statements.

Basis of presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America applicable to exploration stage enterprises, and are expressed in U.S. dollars. The Company’s fiscal year end is 30 September.

Cash and cash equivalents

Cash and cash equivalents include highly liquid investments with original maturities of three months or less.

Mineral property costs

The Company has been in the exploration stage since its formation 10 March 2005 and has not yet realized any revenues from its planned operations. It is primarily engaged in the acquisition and exploration of mining properties. Mineral property acquisition and exploration costs are charged to operations as incurred. When it has been determined that a mineral property can be economically developed as a result of establishing proven and probable reserves, the costs incurred to develop such property, are capitalized. Such costs will be depleted using the units-of-production method over the estimated life of the probable reserve.

Although the Company has taken steps to verify title to mineral properties in which it has an interest, according to the usual industry standards for the stage of exploration of such properties, these procedures do not guarantee the Company’s title. Such properties may be subject to prior agreements or transfers and title may be affected by undetected defects.

Financial instruments

The carrying value of cash, accounts payable and accrued liabilities, and due to related parties approximates their fair value because of the short maturity of these instruments. The Company’s operations are in Canada and virtually all of its assets and liabilities are giving rise to significant exposure to market risks from changes in foreign currency rates. The Company’s financial risk is the risk that arises from fluctuations in foreign exchange rates and the degree of volatility of these rates. Currently, the Company does not use derivative instruments to reduce its exposure to foreign currency risk.

Nugget Resources Inc.
(An Exploration Stage Company)
Notes to Interim Financial Statements
(Expressed in U.S. Dollars)
31 March 2008
(Unaudited)

Environmental expenditures

The operations of the Company have been, and may in the future, be affected from time to time, in varying degrees, by changes in environmental regulations, including those for future reclamation and site restoration costs. Both the likelihood of new regulations and their overall effect upon the Company vary greatly and are not predictable. The Company’s policy is to meet or, if possible, surpass standards set by relevant legislation, by application of technically proven and economically feasible measures.

Environmental expenditures that relate to ongoing environmental and reclamation programs are charged against earnings as incurred or capitalized and amortized depending on their future economic benefits. Estimated future reclamation and site restoration costs, when the ultimate liability is reasonably determinable, are charged against earnings over the estimated remaining life of the related business operation, net of expected recoveries.

Income taxes

Deferred income taxes are reported for timing differences between items of income or expense reported in the financial statements and those reported for income tax purposes in accordance with SFAS No. 109, Accounting for Income Taxes, which requires the use of the asset/liability method of accounting for income taxes. Deferred income taxes and tax benefits are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and for tax loss and credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company provides for deferred taxes for the estimated future tax effects attributable to temporary differences and carry-forwards when realization is more likely than not.

Basic and diluted net loss per share

The Company computes net loss per share in accordance with SFAS No. 128, Earnings per Share. SFAS No. 128 requires presentation of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing net loss available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all potentially dilutive common shares outstanding during the period. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all potentially dilutive shares if their effect is anti-dilutive.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenditures during the reporting period. Actual results could differ from these estimates.

Nugget Resources Inc.
(An Exploration Stage Company)
Notes to Interim Financial Statements
(Expressed in U.S. Dollars)
31 March 2008
(Unaudited)

Concentrations of credit risk

The Company’s financial instruments that are exposed to concentrations of credit risk primarily consist of its cash. The Company places its cash and cash equivalents with financial institutions of high credit worthiness. At times, its cash and cash equivalents with a particular financial institution may exceed any applicable government insurance limits. The Company’s management also routinely assesses the financial strength and credit worthiness of any parties to which it extends funds and as such, it believes that any associated credit risk exposures are limited.

Recently Issued Accounting Pronouncements

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133,” (SFAS “161”) as amended and interpreted, which requires enhanced disclosures about an entity’s derivative and hedging activities and thereby improves the transparency of financial reporting. Disclosing the fair values of derivative instruments and their gains and losses in a tabular format provides a more complete picture of the location in an entity’s financial statements of both the derivative positions existing at period end and the effect of using derivatives during the reporting period. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Early adoption is permitted.

At March 31, 2008, the Company did not have any derivative instruments or hedging activities. Management is aware of the requirements of SFAS 161 and will disclose when appropriate.

Risks and uncertainties

The Company operates in the resource exploration industry that is subject to significant risks and uncertainties, including financial, operational, technological, and other risks associated with operating a resource exploration business, including the potential risk of business failure.

3.	Mineral Property

Pursuant to a mineral property purchase agreement dated 17 August 2005, the Company acquired a 100% undivided right, title and interest in a 524.728 hectare mineral claim, located in the Similkameen Mining Division of British Columbia, Canada for a cash payment of $4,000 (paid). During the year ended 30 September 2006, the Company paid $5,000 for exploration work on the property. The Company was unable to keep the mineral claim in good standing due to lack of funding and has lost its interest in the mineral claim.

Nugget Resources Inc.
(An Exploration Stage Company)
Notes to Interim Financial Statements
(Expressed in U.S. Dollars)
31 March 2008
(Unaudited)

4.	Accounts Payable and Accrued Liabilities

Accounts payable and accrued liabilities are non-interest bearing, unsecured and have settlement dates within one year.

5.	Capital Stock

Authorized

The total authorized capital is 75,000,000 common shares with a par value of $0.001 per common share.

Issued and outstanding

The total issued and outstanding capital stock is 10,500,000 common shares with a par value of $0.001 per common share.

	i.	On 18 March 2005, 5,000,000 common shares of the Company were issued for cash proceeds of $5,000.

	ii.	On 5 April 2005, 4,000,000 common shares of the Company were issued for cash proceeds of $4,000.

	iii.	On 13 April 2005, 675,000 common shares of the Company were issued for cash proceeds of $6,750.

	iv.	On 21 April 2005, 825,000 common shares of the Company were issued for cash proceeds of $8,250.

At 31 March 2008, there were no outstanding stock options or warrants.

During the period ended 31 March 2008, officers and/or directors of the Company made contributions to capital by the payment of Company expenses (Note 6).

6.	Related Party Transactions

During the six month periods ended 31 March 2008 and 2007, officers and/or directors of the Company made contributions to capital for management fees and rent of $6,000 and $1,200 for both years, respectively (Note 5).

During the six month period ended 31 March 2008, a director of the Company advanced $15,000 to the Company. The amount is unsecured, non interest bearing and is due on demand.

Changes In And Disagreements With Accountants

We have had no changes in or disagreements with our accountants.

EXHIBITS AND REPORTS

Exhibits

3.1*

Articles of Incorporation

3.2*

Bylaws

5.1*

Legal opinion

99.1*

Claims Location Map

*

filed as an exhibit to our registration statement on Form SB-2 dated March 22, 2006

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 1, 2008	Nugget Resources Inc.

By:	/s/ Matthew Markin
Matthew Markin, President